When recorded return to

Vedder, Price P.C.

222 North LaSalle Street

Chicago, Illinois  60601

Attn:  Thomas E. Schnur (AT)

DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT
AND FIXTURE FILING

Grantor:                      EMERICHIP WALLA WALLA LLC

Trustee :                      STEWART TITLE GUARANTY COMPANY

Beneficiary:                                MIDCAP FUNDING VIII, LLC

Legal (Abbreviated):

Additional Legal description is on Exhibit A attached.

Tax Parcel No:                                           36-07-31-21-0004

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PREPARED BY, RECORDING REQUESTED

BY AND WHEN RECORDED RETURN TO:

Vedder, Price P.C.

222 North LaSalle Street

Chicago, Illinois  60601

Attn:  Thomas E. Schnur (AT)

(Space Above For Recorder’s Use)

DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT

AND FIXTURE FILING

MADE BY

EMERICHIP WALLA WALLA LLC, a Washington limited liability company as “Grantor”

to

STEWART TITLE GUARANTY COMPANY

as “Trustee”

for the benefit of

MIDCAP FUNDING VIII, LLC, a Delaware limited liability company as “Beneficiary”

LOCATION OF PROPERTY:
Address: 1460 Dalles Military Road, Walla Walla, Washington 99362
County:  Walla Walla
Assessor's Property Tax Parcel Number or Account Number: 36-07-31-21-0004

Abbreviated Legal Description (lot, block and plat name, or section-township-range):

☐  Additional legal description is on Exhibit A to this document

This Deed of Trust covers goods which are or are to become affixed to or fixtures on the land described in Exhibit A hereto and is to be filed for record in the records where Deeds of Trust on real estate are recorded.  Additionally, this instrument should be appropriately indexed, not only as a Deed of Trust, but also as a fixture filing covering goods that are or are to become fixtures on the real property described herein.  The mailing addresses of the Grantor (Debtor) and Beneficiary (Secured Party) are set forth in the Preamble of this Deed of Trust.

This instrument contains, inter alia, obligations that may provide for: (a) a variable rate of interest and/or (b) future and/or revolving credit advanced or readvances, which when made, shall have the same priority as advances or readvances made on the date hereof whether or not (i) any advances or readvances were made on the date hereof and (ii) any indebtedness is outstanding at the time any advance or readvance is made.

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This DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Deed of Trust”) is made as of July 13, 2012, by EMERICHIP WALLA WALLA LLC, a Delaware limited liability company (“Grantor”), whose address is 3131 Elliot Avenue, Suite 500, Seattle, Washington 98121, to STEWART TITLE GUARANTY COMPANY, Trustee, subject to substitution as provided in Section 6.2 below, (herein referred to as “Trustee”) whose address is 1420 5th Avenue, Suite 500, Seattle, WA 98101, in favor of and for the benefit of MIDCAP FUNDING VIII, LLC, a Delaware limited liability company, in its capacity as agent for Lenders (as defined below) (together with its successors and assigns “Agent” or “Beneficiary”), whose mailing address is 7255 Woodmont Avenue, Suite 200, Bethesda, MD  20814, Attn:  Account Manager for Columbia Pacific, for its benefit and the benefit of the Lenders (as defined herein).

RECITALS:

A.           This Deed of Trust is given to secure a certain loan (the “Loan”) in the original principal sum of SIX MILLION EIGHT HUNDRED THOUSAND DOLLARS AND NO/100 ($6,800,000.00) advanced pursuant to that certain Credit and Security Agreement dated as of the date hereof (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Grantor (together with Grantor, individually and collectively, “Borrower”), Agent, and the other financial institutions who are or hereafter become parties to the Credit Agreement (together with Agent, collectively or individually, as the context may require, referred to herein as “Lenders”); and evidenced by that certain Term Loan Promissory Note, dated the date hereof, made by Borrower in favor of Lenders (such Note, together with all extensions, renewals, replacements, restatements or modifications thereof being hereinafter referred to collectively as the “Note”; together with the Credit Agreement, this Deed of Trust, such other documents and instruments now or hereafter executed and delivered in connection with the Loan, and any and all amendments, renewals, extensions and replacements hereof and thereof, being sometimes referred to collectively as the “Loan Documents”).

B.           Grantor desires to secure the payment and performance of the Secured Obligations (as defined in Section 1.2 herein) by each Borrower.

C.           This Deed of Trust is given pursuant to the Credit Agreement, and payment, fulfillment, and performance by each Borrower of obligations thereunder and under the other Loan Documents are secured hereby.

D.           Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

E.           The Recitals and Exhibits to this Deed of Trust are hereby incorporated in this Deed of Trust.

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THIS DEED OF TRUST IS GIVEN TO SECURE THE (i) payment of the Note, together with all interest, premiums, the “Exit Fee” (as defined in the Loan Documents) and any other amounts, if any, due in accordance with the terms of the Note (including the Loan) and/or the Credit Agreement, as well as the payment of any additional indebtedness accruing to Agent or the Lenders on account of any future payments, advances or expenditures made by Agent or the Lenders pursuant to the Note, the Credit Agreement, this Deed of Trust, or any other Loan Document or otherwise in connection with the Loan (all such payment obligations are hereinafter referred to as the “Indebtedness”) and (ii) the performance of all other obligations and covenants under the Loan Documents except as may be expressly provided otherwise in Section 1.2(vi) below.

ARTICLE ONE

SECURITY

1.1. Granting Clause.  To secure the payment of the Indebtedness and performance of the Secured Obligations (as defined in Section 1.2 below) evidenced by and as defined in the Credit Agreement and the payment of all amounts due under and the performance and observance of all covenants and conditions contained in this Deed of Trust, the Credit Agreement, and any other documents and instruments now or hereafter executed by Borrower, to evidence, secure or guarantee the payment of all or any portion of the Secured Obligations, Grantor does hereby mortgage and warrant, bargain, sell, convey, grant, assign, transfer, pledge and deliver unto Trustee and to Trustee’s successors and assigns, in trust, for the benefit of Beneficiary and the Lenders, with power of sale and right of entry and possession, a security interest in the Grantor’s interests (now owned or hereafter acquired) in the following rights, interests and properties, and all rights, estates, powers and privileges appurtenant thereto (the “Property”), subject to the terms and conditions herein:

(a) The land commonly known as 31460 Dalles Military Road, Walla Walla, Washington 99362, located in Walla Walla County, legally described in attached Exhibit A (“Land”);

(b) All the buildings, structures, improvements and fixtures of every kind or nature now or hereafter situated on the Land and all of the Grantor’s interests (now owned or hereafter acquired) in machinery, appliances, equipment, furniture and all other personal property of every kind or nature which constitute fixtures with respect to the Land, together with all extensions, additions, improvements, substitutions and replacements of the foregoing (“Improvements”);

(c) All easements, tenements, rights-of-way, vaults, gores of land, streets, ways, alleys, passages, sewer rights, water courses, water rights and powers and appurtenances in any way belonging, relating or appertaining to any of the Land or Improvements, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired (“Appurtenances”);

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(d) Subject to the terms and provisions of the Credit Agreement: (i) all judgments, insurance proceeds, awards of damages and settlements which may result from any damage to all or any portion of the Land, Improvements or Appurtenances or any part thereof or to any rights appurtenant thereto; (ii) all compensation, awards, damages, claims, rights of action and proceeds of or on account of (a) any damage or taking, pursuant to the power of eminent domain, of the Land, Improvements or Appurtenances or any part thereof, (b) damage to all or any portion of the Land, Improvements or Appurtenances by reason of the taking, pursuant to the power of eminent domain, of all or any portion of the Land, Improvements, Appurtenances or of other property, or (c) the alteration of the grade of any street or highway on or about the Land, Improvements, Appurtenances or any part thereof; and, except as otherwise provided herein or in the Credit Agreement, Agent is hereby authorized to collect and receive said awards and proceeds and to give proper receipts and acquittances therefor and, except as otherwise provided herein or in the Credit Agreement, to apply the same toward the payment of the Secured Obligations; and (iii) all proceeds, products, replacements, additions, substitutions, renewals and accessions of and to the Land, Improvements or Appurtenances;

(e) All rents, issues, profits, income and other benefits now or hereafter arising from or in respect of the Land, Improvements or Appurtenances (the “Rents”); it being intended that this Section 1.1(e) shall constitute an absolute and present assignment of the Rents, subject, however, to the license given to Grantor to collect and use the Rents as provided in this Deed of Trust;

(f) Any and all leases, licenses and other occupancy agreements now or hereafter affecting the Land, Improvements or Appurtenances, together with all security therefor and guaranties thereof and all monies payable thereunder, and all books and records owned by Grantor which contain evidence of payments made under the leases and all security given therefor (collectively, the “Leases”), subject, however, to the license given in this Deed of Trust to Grantor to collect the Rents arising under the Leases as provided in this Deed of Trust;

(g) All of Grantor’s right, title and interest, if any, in all goods, materials, supplies, work in process, chattels, furniture, fixtures, equipment, appliances, machinery and other personal property of any kind, now or later to be attached to, incorporated into, placed in, on or about, or used in connection with the use, enjoyment, occupancy or operation of all or any part of the Land and the Improvements, whether stored on the Land or elsewhere, including all elevator, kitchen, medical, dental or rehabilitation fixtures, cleaning apparatus, beds, linens, televisions, carpeting, telephones, cash registers, computers, lamps, glassware, rehabilitation equipment, restaurant and kitchen equipment, and medical, dental, therapeutic, paramedical, or rehabilitation equipments and supplies, pumping plants, engines, pipes, ditches and flumes, and also all gas, electric, cooking, heating, cooling, air conditioning, lighting, refrigeration and plumbing fixtures and equipment, all of which shall be considered to the fullest extent of the law to be real property, fixtures or personal property (as defined and governed by the Code (as hereinafter defined)) for purposes of this Deed of Trust;

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(h) Any rights of Grantor arising from or held in connection with the ownership or operation of an assisted care facility or skilled nursing facility located on the Land, including, to the extent not prohibited or restricted under applicable law concerning residents of a nursing home or assisted living facility, any rights to payment for goods sold or leased or to be sold or leased or for services rendered or to be rendered;

(i) All of Grantor’s interest in and to all operating accounts relating to the Land, all funds on deposit in the Capital Replacement Reserve, and any other accounts held by Grantor or monies on deposit with or for the benefit of Lender, including (i) deposits for the payment of Property Taxes and Insurance Premiums relating to the Land, (ii) tenant improvement and leasing commissions relating to the Land and (iii) any cash collateral account or bank accounts of Grantor relating to the Land;

(j) To the extent assignable and related to the Land, all of Grantor’s rights in or to management contracts, permits, licenses (including business licenses, state health department licenses, food service licenses, certificates of need and all such other permits, licenses and rights, obtained from any governmental, quasi governmental or private person or entity whatsoever concerning ownership, operation, use or occupancy of the Property), applications, approvals, plans, specifications and drawings, contracts, purchase and sale agreements, purchase options, entitlements, soil test reports, other reports of examination or analysis of the Land or the Improvements, development rights and authorizations, however characterized with respect to any of the foregoing, issued or in any way furnished for the acquisition, construction, development, operation and use of the Land, Improvements and/or Leases, including building permits, environmental certificates, certificates of operation, warranties and guaranties;

(k) To the extent related to the Land or Grantor’s ownership and operation thereof, all of the following types of collateral arising from Grantor’s ownership and operation of the Land, as defined in the Uniform Commercial Code as in effect from time to time in the State of Washington (the “Code”): accounts, but only in the manner permitted by applicable law as to any government accounts, general intangibles, chattel paper, documents, instruments, inventory, goods, equipment, investment property, deposit accounts, letter(s) of credit (including all Collateral Letters of Credit, if any) and any rights associated therewith, commercial tort claims, health-care-insurance receivables and all books and records relating to the foregoing, provided that Grantor will cooperate with Lender in obtaining “control” as defined in the Code with respect to collateral consisting of deposit accounts, investment property, letter of credit rights and electronic chattel paper;

(l) All books and records pertaining to any and all of the property described above, including computer-readable memory and any computer hardware or software necessary to access and process such memory (“Books and Records”);

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(m) Any and all after-acquired right, title or interest of Grantor in and to any of the property described in the preceding subsections within this Section 1.1; and

(n) The proceeds from the sale, transfer, pledge or other disposition of any or all of the property described in the preceding Granting Clauses;

TO HAVE AND TO HOLD unto Trustee, and its successors or substitutes in this trust, and to its successors and assigns, in trust, in fee simple forever, subject to the terms, provisions and conditions herein set forth, to secure the obligations of Grantor under the Note and Loan Documents (as hereinafter defined) and all other Secured Obligations upon this Deed of Trust.  Upon the full payment of the Secured Obligations according to the tenor and effect thereof when the same shall be due and payable and the discharge of Grantor’s obligations hereunder, then the Property shall be reconveyed to Grantor or the title thereto shall be revested according to the provisions of law.

1.2. Secured Obligations.  Grantor makes the grant, conveyance, and mortgage set forth in Section 1.1 hereof, and grant(s) the security interest set forth in Section 2.18 below for the purpose of securing the following obligations (the “Secured Obligations”) in any order of priority that Agent may choose:

(i) Payment and performance of all obligations of Borrower and Guarantor under the Loan Documents;

(ii) Payment and performance of all future advances and other obligations that Borrower or any successor in ownership of all or part of the Property may agree to pay and/or perform (whether as principal, surety or guarantor) for the benefit of Agent, when a writing evidences the parties’ agreement that the advance or obligation be secured by this Deed of Trust;

(iii) Payment of any and all loan commissions, interest, fees, charges, expenses, damages and  advances due to or incurred by Agent regardless of whether any Loan proceeds have been disbursed and any advance(s) made by any Lender to protect its interest in any portion of the Property, which are advanced or otherwise required to be paid under the Credit Agreement, including but not limited to any commissions, interest, fees, charges, expenses, damages, advances and other amounts accruing or incurred during any bankruptcy proceeding whether or not such amounts are allowed or allowable in whole or in part in any such bankruptcy proceeding;

(iv) Payment and performance of all modifications, amendments, extensions, and renewals, however evidenced, of any of the Secured Obligations set forth above.

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(v) Notwithstanding anything to the contrary set forth herein or any of the Loan Documents, this Deed of Trust shall not secure the following obligations (the “Unsecured Obligations”):  (a) any obligations evidenced by or arising under the Environmental Indemnity Agreement dated as of even date herewith (“Indemnity Agreement”), executed by and among Borrower, (b) any other obligations in this Deed of Trust or in any of the other Loan Documents to the extent that such other obligations relate specifically to the presence on the Property of hazardous materials and are the same or have the same effect as any of the obligations evidenced by or arising under the Indemnity Agreement, and (c) any obligation of any “Guarantor” under any Guaranty provided in connection with the Loan.  Any breach or default with respect to the Unsecured Obligations shall constitute an Event of Default hereunder, notwithstanding the fact that such Unsecured Obligations are not secured by this Deed of Trust.  Nothing in this Section shall, in itself, impair or limit Beneficiary’s right to obtain a judgment in accordance with applicable law after judicial or nonjudicial foreclosure for any deficiency in recovery of all obligations that are secured by this Deed of Trust following judicial or nonjudicial foreclosure.

1.3. Future Advances.  This Deed of Trust is given to secure not only the existing Obligations (as such term is defined in the Credit Agreement), but also future advances (whether such advances are obligatory or are made at the option of Agent, or otherwise) made by Agent and/or the Lenders pursuant to and under the Credit Agreement, the Note or this Deed of Trust, to the same extent as if such future advances were made on the date of the execution of this Deed of Trust.  Funds disbursed that, in the reasonable exercise of Agent’s judgment, are needed to complete Improvements or to protect Agent’s and Lenders’ security interest in the Property, are to be deemed obligatory advances hereunder, and will be added to the Indebtedness and secured by this Deed of Trust, and the Indebtedness shall be increased accordingly. The total amount of Indebtedness secured hereby may increase or decrease from time to time.  This Deed of Trust shall be valid and have priority to the extent of the maximum amount secured hereby over all subsequent liens and encumbrances, including statutory liens, excepting solely taxes and assessments levied on the Property given priority by law.

1.4. Successors.

(a) All persons who may have or acquire an interest in all or any part of the Property will be considered to have notice of, and will be bound by, the terms of the Secured Obligations and each other agreement or instrument made or entered into in connection with each of the Secured Obligations.  Such terms include any provisions in the Note or the Credit Agreement which permit borrowing, repayment and reborrowing, or which provide that the interest rate on one or more of the Secured Obligations may vary from time to time.

(b) All provisions in favor of the Trustee and/or Agent set forth herein, except to the extent related solely to the reimbursement of the Trustee and/or Agent for costs and expenses incurred in connection herewith or to the indemnification obligations of Grantor as they

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relate specifically to the Trustee and/or Agent, are intended to be for the benefit of the Agent and Lenders, and all actions taken by the Trustee and/or Agent hereunder, except as specifically related to the matters noted above, shall be deemed to be for the benefit of the Agent and Lenders.

ARTICLE TWO

COVENANTS OF GRANTOR

Grantor covenants and agrees with Agent and Lenders as follows:

2.1. Performance under Credit Agreement, Deed of Trust and Other Loan Documents.  Grantor shall perform, observe and comply with or cause to be performed, observed and complied with in a complete and timely manner all provisions hereof, of the Credit Agreement, every Loan Document and every instrument evidencing or securing the Secured Obligations.

2.2. General Covenants and Representations.  Grantor covenants, represents and warrants that as of the date hereof and at all times thereafter during the term hereof:  (a) Grantor is seized of an indefeasible estate in fee simple in that portion of the Property which is real property, and has good and absolute title to it and the balance of the Property free and clear of all liens, security interests, charges and encumbrances whatsoever, except Permitted Encumbrances under the Credit Agreement and those otherwise permitted in writing by Agent (such liens, security interests, charges and encumbrances being hereinafter referred to as the “Permitted Encumbrances”); and (b) Grantor will maintain and preserve the lien of this Deed of Trust as a first and paramount lien on the Property, subject only to the Permitted Encumbrances until the Secured Obligations have been paid in full and Agent’s obligations under the Credit Agreement have been terminated.

2.3. Compliance with Laws and Other Restrictions.  Grantor covenants and represents that the Land and the Improvements and the use thereof presently comply with, and, to the extent required by the Credit Agreement, will continue to comply with, all applicable restrictive covenants, zoning and subdivision ordinances and building codes, licenses, health and environmental laws and regulations and all other applicable laws, ordinances, rules and regulations if the failure to so comply would have a Material Adverse Effect, provided that the Grantor may contest any acts, rules, regulations, orders and directions of such bodies or officials in any reasonable manner which Agent determines, in the exercise of its reasonable business judgment, will not materially and adversely affect Agent’s or the Lenders’ rights or priorities in the Property.

2.4. Taxes and Other Charges.

(a) Taxes and Assessments.  Except as otherwise provided in the Credit Agreement, Grantor shall pay promptly when due all taxes, assessments, rates, dues, charges, fees, levies, fines, impositions, liabilities, obligations, liens and encumbrances of every kind and nature whatsoever now or hereafter imposed, levied or assessed upon or against the Property or any part thereof, or upon or against this Deed of Trust or the Secured Obligations; provided,

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however, that Grantor may in good faith contest the validity, applicability or amount of any tax, assessment or other charge, if, on or before the due date of the asserted tax, assessment, or other charge, Grantor shall obtain an endorsement, in form and substance satisfactory to Agent, to the loan policy of title insurance issued to Agent insuring the lien of this Deed of Trust, insuring over such tax, assessment or other charge and if Grantor otherwise complies with any provisions which may be set forth in the Credit Agreement regarding the contest of taxes.

(b) Taxes Affecting Agent’s Interest.  If any state, federal, municipal or other governmental law, order, rule or regulation, which becomes effective subsequent to the date hereof, in any manner changes or modifies existing laws governing the taxation of mortgages or debts secured by mortgages, or the manner of collecting taxes, so as to impose on Agent a tax by reason of its ownership of any or all of the Loan Documents or measured by the principal amount of the Secured Obligations, requires or has the practical effect of requiring Agent to pay any portion of the real estate taxes levied in respect of the Property or to pay any tax levied in whole or in part in substitution for real estate taxes or otherwise affects materially and adversely the rights of Agent or any Lender in respect of the Secured Obligations, this Deed of Trust or the other Loan Documents, the Secured Obligations and all interest accrued thereon shall, upon thirty (30) days’ notice, become due and payable forthwith at the option of Agent, whether or not there shall have occurred an Event of Default, provided, however, that, if Grantor may, without violating or causing a violation of such law, order, rule or regulation, pay such taxes or other sums as are necessary to eliminate such adverse effect upon the rights of Agent or any Lender and does pay such taxes or other sums when due, Agent may not elect to declare due the Secured Obligations by reason of the provisions of this Section 2.4(b).

2.5. Construction and Other Liens.  Except as otherwise provided in the Credit Agreement, Grantor shall not permit or suffer any construction, mechanic’s, laborer’s, materialman’s, statutory or other lien or encumbrance (other than any lien for taxes and assessments not yet due) to be created upon or against the Property except Permitted Encumbrances; provided, however, that Grantor may in good faith, by appropriate proceedings, contest the validity, applicability or amount of any asserted lien, if Grantor shall first obtain an endorsement, in form and substance satisfactory to Agent, to the loan policy of title insurance issued to Agent insuring the lien of this Deed of Trust, insuring over such asserted lien and if Grantor otherwise complies with any provisions which may be set forth in the Credit Agreement regarding the contest of liens.

2.6. Insurance and Condemnation.

(a) Insurance Policies.  Grantor shall, at its sole expense, obtain for, deliver to, assign to and maintain for the benefit of Agent, until the Secured Obligations are paid in full, such policies of insurance as are required by the Credit Agreement.

(b) Adjustment of Loss; Application of Proceeds.  Except as otherwise may be provided by the Credit Agreement, Agent is hereby authorized and empowered, in its reasonable business judgment, to adjust or compromise any loss under any insurance policies covering the Property and to collect and receive the proceeds from any such policy or policies.  Grantor

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hereby irrevocably appoints Agent as its attorney-in-fact for the purposes set forth in the preceding sentence.  The entire amount of such proceeds, award or compensation shall be applied as provided in the Credit Agreement.

(c) Condemnation Awards.  Subject to the terms of the Credit Agreement, Agent, as agent for the Lenders, shall be entitled to all compensation, awards, damages, claims, rights of action and proceeds of, or on account of, (i) any damage or taking, pursuant to the power of eminent domain, of the Property or any part thereof, (ii) damage to the Property by reason of the taking, pursuant to the power of eminent domain, of other property, or (iii) the alteration of the grade of any street or highway on or about the Property, but in any case not in an amount in excess of the Secured Obligations.  Subject to the terms of the Credit Agreement, Agent is hereby authorized, at its option, to commence, appear in and prosecute in its own or Grantor’s name any action or proceeding relating to any such compensation, awards, damages, claims, rights of action and proceeds and to settle or compromise any claim in connection therewith.  Grantor hereby irrevocably appoints Agent as its attorney-in-fact for the purposes set forth in the preceding sentence.  In the event that Grantor acquires any real estate to replace all or any portion of the Property which became subject to any such action or proceeding, Grantor shall execute and deliver to Agent a deed of trust or mortgage of such replacement property, which instrument shall be in substantially the same form as this Deed of Trust, and Grantor shall deliver to Agent a survey and a title insurance policy and such other items in connection with such replacement property as Agent may require, all in form and substance satisfactory to Agent.

(d) Obligation to Repair.  If all or any part of the Property shall be damaged or destroyed by fire or other casualty or shall be damaged or taken through the exercise of the power of eminent domain or other cause described in Section 2.6(b), Grantor shall promptly and with all due diligence restore and repair, to the extent required by and in accordance with the Credit Agreement, the Property whether or not the proceeds, award or other compensation are made available to Grantor or are sufficient to pay the cost of such restoration or repair.  Notwithstanding the foregoing, Grantor shall not be required to repair the Property if Agent elects the right to retain insurance proceeds under the provisions of Section 7.3(c)(i) of the Credit Agreement.

2.7. Agent May Pay; Default Rate.  Upon Grantor’s failure to pay any amount required to be paid by Grantor under any provision of this Deed of Trust within the time period set forth in the Credit Agreement, Agent may pay the same.  Grantor shall pay to Agent immediately upon demand the amount so paid by Agent together with interest at a rate equal to the highest rate payable under the Credit Agreement after the occurrence and during the continuation of an “Event of Default” as such term is defined in the Credit Agreement (the “Default Rate”) and the amount so paid by Agent, together with interest, shall be added to the Secured Obligations if Grantor does not pay such amount within ten (10) days of demand.

2.8. Care of the Property.  Grantor shall be responsible for  preserving and maintaining the Property in good operating condition.  Grantor shall not, without the prior written consent of Agent, permit, commit or suffer any waste, impairment or deterioration of the Property or of any part thereof.

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2.9. Transfer or Encumbrance of the Property.  Except as permitted by Agent or by the Credit Agreement, Grantor shall not permit or suffer to occur any sale, assignment, conveyance, transfer, mortgage, lease or encumbrance of the Property, any part thereof, or any interest therein, without the prior written consent of Agent having been obtained.

2.10. Further Assurances.  At any time and from time to time, upon Agent’s reasonable request, Grantor shall make, execute and deliver, or cause to be made, executed and delivered, to Agent, and where appropriate shall cause to be recorded, registered or filed, and from time to time thereafter to be re-recorded, re-registered and refiled at such time and in such offices and places as shall be deemed desirable by Agent, any and all such further mortgages, security agreements, financing statements, instruments of further assurance, certificates and other documents as Agent may consider reasonably necessary in order to effectuate or perfect, or to continue and preserve the Secured Obligations under, this Deed of Trust.

2.11. Assignment of Rents.

(a) As additional security for the payment of the Indebtedness and performance of all Secured Obligations, Grantor hereby assigns to Agent, for its benefit and the benefit of the Lenders, all of Grantor’s right, title and interest in and to the Leases, but without Agent thereby becoming liable for the performance of the lessor’s obligations under the Leases.  The assignment of rents, income and other benefits contained in Section 1.1 of this Deed of Trust shall be absolute and effective immediately as of the date hereof, and fully operative without any further action on the part of either party.  Notwithstanding the foregoing, Grantor shall have a license to receive, collect and enjoy the Rents until the occurrence of an Event of Default hereunder.  Upon the occurrence and during the continuation of an Event of Default, the aforesaid license shall cease automatically, without notice, possession, foreclosure or any other act or procedure, the right of Grantor to receive, collect and enjoy the Rents shall belong exclusively to Agent, and all Rents assigned by this Deed of Trust shall thereafter be paid directly to Agent.  Such rights and this assignment shall be operative during any period of redemption following foreclosure.  In the event of any sale or foreclosure which shall result in a deficiency, this assignment shall stand as security during the redemption period for the payment of such deficiency.  Grantor hereby further grants to Agent, for its benefit and for the benefit of the Lenders, the right effective upon the occurrence of an Event of Default, and so long as the Event of Default exists and during the pendency of any foreclosure proceedings and period of redemption to do any or all of the following, at Agent’s option but subject to any limitations imposed by applicable law, including without limitation, health care laws:  (i) enter upon and take possession of the Property either personally or through a receiver for the purpose of collecting the Rents; (ii) dispossess by the usual summary proceedings any tenant defaulting in the payment thereof to Agent; (iii) lease the Property or any part thereof; (iv) repair, restore and improve the Property; and (v) apply the Rents after payment of certain expenses and capital expenditures relating to the Property, on account of the Secured Obligations in

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such order and manner as Agent may elect.  Such assignment and grant shall continue in effect until the Secured Obligations are paid in full, the execution of this Deed of Trust constituting and evidencing the irrevocable consent of Grantor to the entry upon and taking possession of the Property by Agent and to the appointment of a receiver if requested by Agent pursuant to such grant, whether or not foreclosure proceedings have been instituted.  Neither the exercise of any rights under this section by Agent nor the application of any such Rents to payment of the Secured Obligations shall cure or waive any Event of Default or notice provided for hereunder, or invalidate any act done pursuant hereto or pursuant to any such notice, but shall be cumulative of all other rights and remedies.  This assignment is given as collateral security only and shall not be construed as obligating Agent to perform any of the covenants or undertakings required to be performed by Grantor contained in the Leases.  No action taken by Agent hereunder shall make Agent a “mortgagee-in-possession” or obligate Agent to attempt to collect rent or other amounts from any tenant or to perform any obligations of landlord under any of the Leases.

(b) Grantor shall not permit Rents under any of the Leases to be collected more than thirty (30) days in advance of the due date thereof and, upon any receiver, Agent, anyone claiming by, through or under Agent or any purchaser at a foreclosure sale coming into possession of the Property, no tenant shall be given credit for any rent paid more than thirty (30) days in advance of the due date thereof.

2.12. After-Acquired Property.  To the extent permitted by, and subject to, applicable law, the lien of this Deed of Trust shall automatically attach, without further act, to all property hereafter acquired by Grantor located in or on, or attached to, or used or intended to be used in connection with, or with the operation of, the Property or any part thereof.

2.13. Leases Affecting Property.  Grantor shall comply with and perform in a complete and timely manner all of its obligations as landlord under the Leases.  The assignment contained in Sections 1.1(e) and 1.1(f) shall not be deemed to impose upon Agent any of the obligations or duties of the landlord or Grantor provided in any of the Leases.

2.14. Management of Property.  Grantor shall cause the Property to be managed at all times in accordance with sound business practice.

2.15. Execution of Leases.  Grantor shall not (a) enter into any non-residential Operating Leases (as defined in the Credit Agreement) or (b) modify, amend, or terminate any non-residential Operating Lease if the effect of such change or amendment would materially increase the obligations of Borrower or confer additional material rights on the third party lessee in a manner adverse to Borrower, Agent or the Lenders.

2.16. Expenses.

(a) Without limitation of any other provision of this Deed of Trust or of any other Loan Document and to the extent not prohibited by applicable law, Grantor will pay, and

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will reimburse to Agent and/or Trustee on demand to the extent paid by Agent and/or Trustee: (i) all appraisal fees, filing, registration and recording fees, recordation, transfer and other taxes, brokerage fees and commissions, abstract fees, title search or examination fees, title policy and endorsement premiums and fees, uniform commercial code search fees, judgment and tax lien search fees, escrow fees, reasonable attorneys’ fees (based on actual hours at customary rates), architect fees, engineer fees, construction consultant fees, environmental inspection fees, survey fees, and all other out-of-pocket costs and expenses of every character incurred by Grantor or Agent and/or Trustee in connection with the preparation of the Loan Documents, the evaluation, closing and funding of the loans evidenced by the Loan Documents, and any and all amendments and supplements to this Deed of Trust or any other Loan Documents or any approval, consent, waiver, release or other matter requested or required hereunder or thereunder, or otherwise attributable or chargeable to Grantor as owner of the Property; and (ii) all costs and expenses, including reasonable attorneys’ fees (based on actual hours at customary rates) and expenses, incurred or expended in connection with the exercise of any right or remedy, or the defense of any right or remedy or the enforcement of any obligation of Grantor, hereunder or under any other Loan Document.

(b) Grantor will indemnify and hold harmless Agent and Trustee from and against, and reimburse them on demand for, any and all Indemnified Matters (hereinafter defined).  For purposes of this Section 2.16(b), the terms “Agent” and “Trustee” shall include the directors, officers, partners, employees and agents of Trustee and Agent, respectively, and any persons owned or controlled by, owning or controlling, or under common control or affiliated with Agent or Trustee, respectively.  Without limitation, the foregoing indemnities shall apply to each indemnified person with respect to matters which in whole or in part are caused by or arise out of the negligence of such (and/or any other) indemnified person unless prohibited by applicable law.  However, such indemnities shall not apply to a particular indemnified person to the extent that the subject of the indemnification is caused by or arises out of the negligence or willful misconduct of that indemnified person.  Any amount to be paid under this Section 2.16(b) by Grantor to Agent and/or Trustee shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay) to Agent and/or Trustee pursuant to this Deed of Trust.  Nothing in this Section 2.16(b), elsewhere in this Deed of Trust or in any other Loan Document shall limit or impair any rights or remedies of Agent and/or Trustee (including without limitation any rights of contribution or indemnification) against Grantor or any other person under any other provision of this Deed of Trust, any other Loan Document, any other agreement or any applicable legal requirement.  As used herein, the term “Indemnified Matters” means any and all claims, demands, liabilities (including strict liability), losses, damages (including consequential damages), causes of action, judgments, penalties, fines, costs and expenses (including without limitation, reasonable fees and expenses of attorneys and other professional consultants and experts, and of the investigation and defense of any claim, whether or not such claim is ultimately defeated, and the settlement of any claim or judgment including all value paid or given in settlement) of every kind, known or unknown, foreseeable or unforeseeable, which may be imposed upon, asserted against or incurred or paid by Agent and/or Trustee at any time and from time to time, whenever imposed, asserted or incurred, because of, resulting from, in connection with, or arising out of any transaction, act, omission, event or

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circumstance in any way connected with the Property or with this Deed of Trust or any other Loan Document, including but not limited to any bodily injury or death or property damage occurring in or upon or in the vicinity of the Property through any cause whatsoever at any time on or before the Release Date (hereinafter defined), any act performed or omitted to be performed hereunder or under any other Loan Document, any breach by Grantor of any representation, warranty, covenant, agreement or condition contained in this Deed of Trust or in any other Loan Document, any default as defined herein, any claim under or with respect to any Lease or arising under any Loan Document.  The indemnities in this Section 2.16(b) shall not terminate upon the any release, foreclosure or other termination of this Deed of Trust but will survive any release hereof, foreclosure of this Deed of Trust, conveyance in lieu of foreclosure, the repayment of the Secured Obligations, the discharge and release of this Deed of Trust and the other Loan Documents, any bankruptcy or other debtor relief proceeding, and any other event whatsoever.

2.17. Reserved.

2.18. Security Agreement.

(a) This Deed of Trust shall also constitute a Security Agreement, as that term is used in the Code, with respect to any portion of the Improvements which are now or hereafter deemed to be personal property, fixtures or property other than real estate and all replacements, additions and substitutions thereto (the “UCC Collateral”).  Grantor hereby grants a security interest and assigns to Agent, for its benefit and the benefit of the Lenders in all of Grantor’s right, title and interest in and to the UCC Collateral to secure the payment of the indebtedness secured by and the performance of the Secured Obligations.  Agent shall have, in addition to the rights and remedies granted to Agent under this Deed of Trust, all of the rights and remedies of a secured party under the Code with respect to the UCC Collateral and Grantor hereby agrees that in the event Agent shall exercise any right or remedy under the Code following a default by Grantor under this Deed of Trust, whether to dispose of the UCC Collateral or otherwise, ten (10) days notice by Agent to Grantor shall be deemed to be reasonable notice under any provision of the Code requiring such notice.  Grantor shall, immediately upon request by Agent, execute and deliver to Agent, in a form prescribed by Agent, any financing statement, continuation statement, certificate or other document covering all or any portion of the UCC Collateral designated by Agent that, in the opinion of Agent, may be required to perfect, continue, affirm or otherwise maintain the existence and priority of the security interest in the UCC Collateral created under this Deed of Trust.  Grantor, if requested by Agent, shall also execute and deliver to Agent a Security Agreement covering the UCC Collateral and containing such covenants, conditions and agreements in addition or as a supplement to those contained in this Deed of Trust as may be reasonably requested by Agent.  Subject to the terms and provisions of the Credit Agreement, upon an Event of Default, Grantor shall gather all of the Property which is Improvements, at a location designated by Agent for sale pursuant to the terms hereof.

(b) Agent shall have all the rights, remedies and recourses with respect to the Improvements, Leases and Rents afforded a secured party by the Code, now or hereafter in

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effect, in addition to, and not in limitation of, the other rights, remedies and recourses afforded by the Loan Documents and at law.

(c) The assignment and security interest herein granted shall not be deemed or construed to constitute Agent as a trustee in possession of the Property, to obligate Agent to operate the Property or attempt to do the same, or take any action, incur expenses or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

ARTICLE THREE

DEFAULTS

3.1. Event of Default.  The term “Event of Default,” wherever used in this Deed of Trust, shall mean any one or more of the following events:

(a) The failure by Grantor to keep, perform, or observe any covenant, condition or agreement on the part of Grantor in any of Section 2.4 and Section 2.6 of this Deed of Trust.

(b) The failure by Grantor to keep, perform or observe any covenant, condition or agreement on the part of Grantor in this Deed of Trust, other than as set forth in clause (a) above, which failure continues for more than thirty (30) days after the date that Grantor received notice from Agent of such failure; provided, however, in the case of a default of a covenant, condition or agreement which is capable of cure but cannot reasonably be cured within such thirty (30) day period, and provided Grantor shall have given Agent a written undertaking to, and shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for an additional thirty (30) days; and provided further that if a different notice or grace period is specified under Section 11 of the Credit Agreement (or elsewhere in this Deed of Trust or the Credit Agreement) after which such particular breach will become an Event of Default, the specific provision elsewhere in this Deed of Trust or in the Credit Agreement shall control.

(c) The occurrence of an “Event of Default” under and as defined in the Credit Agreement or event of default under any of the other Loan Documents.

(d) The failure by Grantor to keep, perform or observe any covenant, condition or agreement on the part of Grantor within any applicable notice and cure period in connection with that certain Environmental Indemnity Agreement of even date herewith made by Grantor and Guarantor (as defined in the Credit Agreement) in favor of Agent and Lenders.

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ARTICLE FOUR

REMEDIES

4.1. Acceleration of Maturity.  If an Event of Default shall have occurred and is continuing, Agent may declare the Indebtedness and Secured Obligations to be immediately due and payable, without further demand or notice.

4.2. Foreclosure; Power of Sale.

(a) If an Event of Default shall have occurred and is continuing, Agent may, either with or without entry or taking possession as provided in this Deed of Trust or otherwise, and without regard to whether or not the Secured Obligations shall have been accelerated, and without prejudice to the right of Agent thereafter to bring an action of foreclosure or any other action for any Event of Default existing at the time such earlier action was commenced or arising thereafter, proceed by any appropriate action or proceeding:  (i) to enforce the payment or performance of the Secured Obligations; (ii) to foreclose this Deed of Trust, through judicial proceedings or non-judicial proceedings, including by power of sale or advertisement, to have sold either as a whole or in parcels, as Agent shall elect, the Property; and (iii) to pursue any other remedy available to it.  Agent may take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, or both, as Agent may determine.  Grantor agrees that Agent may elect to foreclose and select any redemption period authorized by law.

(b) Upon the occurrence and during the continuation of an Event of Default, in accordance with applicable law, Agent shall have the option and is hereby authorized and empowered to enforce this Deed of Trust and to commence foreclosure proceedings against the Property through judicial proceedings or by advertisement, pursuant to the statutes in such case made and provided, and to sell the Property or to cause the same to be sold at public sale, and to convey the same to the purchaser, in accordance with said statutes in a single parcel or in several parcels.  The commencement of foreclosure proceedings by Agent shall be deemed an exercise of its option to accelerate the Secured Obligations, unless the proceedings on its face specifically indicates otherwise.  It is intended hereby to give Agent the widest possible discretion permitted by law with respect to all aspects of any such sale or sales.  The sale or sales by Agent of less than the whole of the Property shall not exhaust the power of sale herein granted, and Agent is specifically empowered to make successive sale or sales under such power until the whole of the Property shall be sold; and if the proceeds of such sale or sales of less than the whole of the Property shall be less than the aggregate of the Secured Obligations and the expenses thereof, this Deed of Trust and the lien, security interest and assignment hereof shall remain in full force and effect as to the unsold portion of the Property just as though no sale or sales had been made; provided, however, that Grantor shall never have any right to require the sale or sales of less than the whole of the Property, but Agent shall have the right, at its sole election, to sell less than the whole of the Property.  If sale is made because of a default in the payment of a portion of the Secured Obligations, such sale may be made subject to the unmatured part of the Secured

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Obligations; and it is agreed that such sale, if so made, shall not in any manner affect the unmatured part of Secured Obligations, but as to such unmatured part, this Deed of Trust shall remain in full force and effect as though no sale had been made hereunder without exhausting the right of sale for any unmatured part of the Secured Obligations.  At any such sale (i) Grantor hereby agrees, on its behalf and on behalf of its heirs, executors, administrators, successors, personal representatives and assigns, that any and all recitals made in any deed of conveyance given by Agent with respect to the identity of Agent, the occurrence or existence of any Event of Default, the acceleration of the maturity of the Secured Obligations, the request to sell, the notice of sale, the giving of notice to all debtors legally entitled thereto, the time, place, terms, and manner of sale, and receipt, distribution and application of the money realized therefrom, or the due and proper appointment of a substitute agent, and, without being limited by the foregoing, with respect to any other act or thing having been duly done by Agent or by Agent hereunder, shall be taken by all courts of law and equity as prima facie evidence that the statements or recitals state facts and are without further question to be so accepted, and Grantor hereby ratifies and confirms every act that Agent may lawfully do in the premises by virtue hereof; (ii) the purchaser may disaffirm any easement granted, or rental, lease or other contract made, in violation of any provision of this Deed of Trust, and may take immediate possession of the Property free from, and despite the terms of, such grant of easement and rental or lease contract; and (iii) Agent may bid and become the purchaser of all or any part of the Property at any foreclosure sale hereunder.  Subject to applicable law, power is hereby granted to Agent, if default is made in the payment of the Secured Obligations or any part thereof, or in the payment of any other sums provided for herein, or in the performance of any covenants or condition of Secured Obligations or as provided herein, in each case after the expiration of any applicable grace or cure period, to grant, bargain, sell, release and convey the Property at public auction or venue, and on such sale to execute and deliver to the purchaser or purchasers, his, her, its or their heirs, successors and assigns, good ample and sufficient deed or deeds of conveyance in law, pursuant to the statute in such case made and provided, and to apply the proceeds of such sale in the manner hereafter provided.

(c) Upon foreclosure sale of the Property or any part thereof, the proceeds of such sale shall be applied in the following order:

(i) to the payment of all costs of the suit or foreclosure, including reasonable attorneys’ fees and the costs of title searches and abstracts;

(ii) then, to the payment of all other expenses of Agent, including all monies expended by Agent and all other amounts payable by Grantor to Agent hereunder, with interest thereon;

(iii) then, to the payment of the Secured Obligations; and

(iv) then, to the payment of the surplus, if any, to Grantor or to whomsoever shall be entitled thereto.

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(d) Upon any foreclosure sale of the Property, as same may be sold either as a whole or in parcels, as Agent may elect, and if in parcels, the same be divided as Agent may elect, and at the election of Agent may be offered first in parcels and then as a whole, that offer producing the highest price for the entire Property to prevail, any law, statutory or otherwise, to the contrary notwithstanding, and Grantor hereby waives the right to require any such sale to be made in a single or separate parcel or the right to select such parcels.  Grantor hereby expressly waives any right pertaining to the marshalling of assets, the exemption of homestead, the administration of estates of decedents, or other matter to defeat, reduce or affect the right of Agent to sell the Property for the collection of the Secured Obligations (without any prior or different resort for collection), or the right of Agent to the payment of the Secured Obligations out of the proceeds of sale of the Property in preference to every other person and claimant.

4.3. Other Rights and Remedies.  Agent may exercise any and all other rights and remedies which Agent may have under the Loan Documents, or at law or in equity or otherwise.  Agent may resort to any security given by this Deed of Trust or to any other security now existing or hereafter given to secure the payment of the Secured Obligations, in whole or in part, and in such portions and in such order as may seem best to Agent in its sole and uncontrolled discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Deed of Trust.

4.4. Waivers.

(a) WAIVER OF DEFENSES; JURY TRIAL; FORUM; VENUE.  GRANTOR, ON BEHALF OF ITSELF AND ANY GUARANTORS OF ANY OF THE OBLIGATIONS, TO THE EXTENT PERMITTED BY LAW, WAIVES EVERY PRESENT AND FUTURE DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH GRANTOR MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY AGENT IN ENFORCING THIS DEED OF TRUST EXCEPT ARISING FROM AGENT’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, GRANTOR WAIVES ANY IMPLIED COVENANT OF GOOD FAITH AND RATIFIES AND CONFIRMS WHATEVER AGENT MAY DO PURSUANT TO THE TERMS OF THIS DEED OF TRUST.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR AGENT AND LENDERS GRANTING ANY FINANCIAL ACCOMMODATION TO GRANTOR.  AGENT AND GRANTOR, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY, THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS DEED OF TRUST, THE PROMISSORY NOTE OR ANY OF THE OTHER OBLIGATIONS, THE COLLATERAL, OR ANY OTHER AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH THIS DEED OF TRUST, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH AGENT AND GRANTOR ARE ADVERSE PARTIES.  THIS

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PROVISION IS A MATERIAL INDUCEMENT FOR AGENT AND LENDERS GRANTING ANY FINANCIAL ACCOMMODATION TO GRANTOR.  TO INDUCE AGENT AND LENDERS TO MAKE THE LOANS, GRANTOR IRREVOCABLY AGREES THAT ALL ACTIONS ARISING, DIRECTLY OR INDIRECTLY, AS A RESULT OR CONSEQUENCE OF THIS DEED OF TRUST, THE NOTE, ANY OTHER AGREEMENT WITH AGENT AND LENDERS OR THE COLLATERAL, SHALL BE INSTITUTED AND LITIGATED ONLY IN COURTS HAVING THEIR SITUS IN MONTGOMERY COUNTY, STATE OF MARYLAND, EXCEPT TO THE EXTENT NECESSARY TO FORECLOSE OR ENFORCE THE PROVISIONS OF THIS DEED OF TRUST.  GRANTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING ITS SITUS IN SAID CITY, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS.  GRANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO GRANTOR AS SET FORTH HEREIN IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE.

4.5. Agent’s Right to Enter and Take Possession, Operate and Apply Income.

(a) If an Event of Default shall have occurred, (i) Grantor, upon demand of Agent, shall forthwith surrender to Agent the actual possession of the Property, and to the extent permitted by law, Agent itself, or by such officers or agents as it may appoint, is hereby expressly authorized to enter and take possession of all or any portion of the Property and may exclude Grantor and the agents and employees of Grantor wholly therefrom and shall have joint access with Grantor to the books, papers and accounts of Grantor; and (ii) notwithstanding the provisions of any of the Leases or other agreement to the contrary, Grantor shall pay monthly in advance to Agent, on Agent’s entry into possession, or to any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be in possession of Grantor, or any entity affiliated with or controlled by Grantor, and upon default in any such payment Grantor shall vacate and surrender possession of such part of the Property to Agent or to such receiver, and in default thereof Grantor may be evicted by summary proceedings or otherwise.

(b) If Grantor shall for any reason fail to surrender or deliver the Property or any part thereof after Agent’s demand, Agent may obtain a judgment or decree conferring on Agent the right to immediate possession or requiring Grantor to deliver immediate possession of all or part of the Property to Agent, to the entry of which judgment or decree Grantor hereby specifically consents.  Grantor shall pay to Agent, upon demand, all costs and expenses of obtaining such judgment or decree and reasonable compensation to Agent, its attorneys and agents, and all such costs, expenses and compensation shall, until paid, be secured by the lien of this Deed of Trust.

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(c) Upon every such entering upon or taking of possession, Agent, to the extent permitted by law, may hold, store, use, operate, manage and control the Property and conduct the business thereof.

4.6. Leases.  If Agent so elects, Agent is authorized to foreclose this Deed of Trust prior to or subject to the rights, if any, of any or all tenants of the Property.

4.7. Purchase by Agent.  Upon any foreclosure sale, Agent or any Lender may bid for and purchase all or any portion of the Property.

4.8. Application of Secured Obligations Toward Purchase Price.  Upon any foreclosure sale, Agent may apply any or all of the Secured Obligations and other sums due under the Credit Agreement, the Promissory Note, this Deed of Trust or any other Loan Documents to the price paid by Agent at the foreclosure sale.

4.9. Waiver of Appraisement, Valuation, Stay and Extension Laws.  In case of an Event of Default, neither Grantor nor anyone claiming through or under it will set up, claim or seek to take advantage of any reinstatement, appraisement, valuation, stay or extension laws now or hereafter in force, or take any other action which would prevent or hinder the enforcement or foreclosure of this Deed of Trust or the absolute sale of the Property or the final and absolute putting into possession thereof, immediately after the expiration of the redemption period.  Grantor, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprising the Property marshaled upon any foreclosure of the lien hereof and agrees that Agent or any court having jurisdiction to foreclose such lien may sell the Property in part or as an entirety.  Further, Grantor waives any right otherwise available to require Agent to pursue its remedies against any other assets or any other person or entity who or which may be liable for any of the Secured Obligations.

4.10. Receiver – Agent in Possession.  If an Event of Default shall have occurred and is continuing, Agent, to the extent permitted by law and without regard to the value of the Property or the adequacy of the security for the Secured Obligations and other sums secured hereby, shall be entitled as a matter of right and without any additional showing or proof, at Agent’s election, to either the appointment by the court of a receiver (without the necessity of Agent posting a bond) to enter upon and take possession of the Property and to collect all rents, income and other benefits thereof and apply the same as the court may direct or to be placed by the court into possession of the Property as mortgagee in possession with the same power herein granted to a receiver and with all other rights and privileges of a mortgagee in possession under law.

4.11. Grantor to Pay the Secured Obligations in Event of Default.  Upon occurrence and is continuing of an Event of Default, Agent shall be entitled to sue for and to recover judgment against Grantor for the Secured Obligations due and unpaid together with costs and expenses, including the reasonable compensation, expenses and disbursements of Agent’s agents, attorneys

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and other representatives, either before or during the pendency of any proceedings for the enforcement of this Deed of Trust; and the right of Agent to recover such judgment shall not be affected by any taking of possession or foreclosure sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the terms of this Deed of Trust, or the foreclosure of the lien hereof.

4.12. Remedies Cumulative.  No right, power or remedy conferred upon or reserved to Agent by the Credit Agreement, this Deed of Trust or any other Loan Document or any instrument evidencing or securing the Secured Obligations is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under the Credit Agreement or any other Loan Document or any instrument evidencing or securing the Secured Obligations, or now or hereafter existing at law, in equity or by statute.

ARTICLE FIVE

MISCELLANEOUS PROVISIONS

5.1. Heirs, Successors and Assigns Included in Parties.  Whenever Grantor or Agent is named or referred to herein, heirs and successors and assigns of such person or entity shall be included, and all covenants and agreements contained in this Deed of Trust shall bind the successors and assigns of Grantor, including any subsequent owner of all or any part of the Property and inure to the benefit of the successors and assigns of Agent.

5.2. Notices.  All notices, requests, reports, demands or other instruments required or contemplated to be given or furnished under this Deed of Trust to Grantor or Agent shall be directed to Grantor or Agent, as the case may be, in the manner and at the addresses for notice set forth in the Credit Agreement.

5.3. Headings.  The headings of the articles, sections, paragraphs and subdivisions of this Deed of Trust are for convenience only, are not to be considered a part hereof, and shall not limit, expand or otherwise affect any of the terms hereof.

5.4. Invalid Provisions.  In the event that any of the covenants, agreements, terms or provisions contained in this Deed of Trust shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein (or the application of the covenant, agreement, term held to be invalid, illegal or unenforceable, to persons or circumstances other than those in respect of which it is invalid, illegal or unenforceable) shall be in no way affected, prejudiced or disturbed thereby.

5.5. Changes.  Neither this Deed of Trust nor any term hereof may be released, changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the release, change, waiver, discharge or termination is sought.

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5.6. Governing Law.  Except with respect to creation, perfection, priority and enforcement of the lien and security interest created hereunder, all of which shall be construed, interpreted, enforced and governed by the laws of the State of Washington, the validity and interpretation of this Deed of Trust shall be governed by and in accordance with the internal laws of the State of Maryland.

5.7. Limitation of Interest.  The provisions of the Credit Agreement regarding the payment of lawful interest are hereby incorporated herein by reference.

5.8. Last Dollar.  The lien of this Deed of Trust shall remain in effect until the last dollar of the Secured Obligations is paid in full and all of Grantor’s obligations under the Credit Agreement have been terminated.

5.9. Release.  In accordance with the terms and conditions of the Credit Agreement and upon full payment and satisfaction of the Secured Obligations and the termination of all Grantor’s obligations under the Credit Agreement, Agent shall issue to Grantor an appropriate release or satisfaction in recordable form.

5.10. Time of the Essence.  Time is of the essence with respect to this Deed of Trust and all the provisions hereof.

5.11. Credit Agreement.  The Loan is governed by terms and provisions set forth in the Credit Agreement and in the event of any conflict between the terms of this Deed of Trust and the terms of the Credit Agreement, the terms of the Credit Agreement shall control.

5.12. Excess Interest.  If it is determined that Grantor shall have paid or there shall have accrued interest on the indebtedness secured by this Deed of Trust in an amount in excess of that permitted by law, such excess shall, to the extent required by law and otherwise at the option of Agent, either be applied to reduce the unpaid indebtedness secured by this Deed of Trust or be refunded to Grantor.

5.13. No Oral Change.  This Deed of Trust, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Agent, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

5.14. Successors and Assigns.  This Deed of Trust shall be binding upon and inure to the benefit of Borrower and Agent and their respective successors and assigns forever.

5.15. Inapplicable Provisions.  If any term, covenant or condition of the Credit Agreement, the Note or this Deed of Trust is held to be invalid, illegal or unenforceable in any

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respect, the Credit Agreement, the Note and this Deed of Trust shall be construed without such provision.

5.16. Headings, etc.  The headings and captions of various Sections of this Deed of Trust are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

5.17. Number and Gender.  Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

5.18. Entire Agreement.  This Deed of Trust and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written between Borrower and Agent are superseded by the terms of this Deed of Trust and the other Loan Documents.

5.19. Limitation on Agent’s Responsibility.  No provision of this Deed of Trust shall operate to place any obligation or liability for the control, care, management or repair of the Property upon Agent, nor shall it operate to make Agent responsible or liable for any waste committed on the Property by the tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger.  Nothing herein contained shall be construed as constituting Agent a “mortgagee in possession.”

5.20. Joint and Several Liability.  If Borrower consists of more than one person, each shall be jointly and severally liable for the faithful performance of all of Borrower’s obligations under this Deed of Trust and the other Loan Documents.

5.21. Merger.  No merger shall occur as a result of Agent or Lender’s acquiring any other estate in or any other lien on the Property unless Agent or Lender consents to a merger in writing.

5.22. Future Advances.  This Deed of Trust is given to secure not only the existing Secured Obligations, but also future advances (whether such advances are obligatory or are made at the option of Agent, or otherwise) made by Agent under the Note or this Deed of Trust, to the same extent as if such future advances were made on the date of the execution of this Deed of Trust.  The total amount of Secured Obligations secured hereby may increase or decrease from time to time, but the total unpaid principal balance of indebtedness secured hereby (including disbursements that the Agent may, but shall not be obligated to, make under this Deed of Trust, the Loan Documents or any other document with respect thereto) at any one time outstanding may be substantially less but shall not exceed five (5) times the aggregate face amount of the Note.  This Deed of Trust shall be valid and have priority to the extent of the maximum amount secured hereby over all subsequent liens and encumbrances, including statutory liens, excepting solely taxes and assessments levied on the Property given priority by law.

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ARTICLE SIX

PROVISIONS RELATED TO TRUSTEE

6.1. Rights of Trustee.  With the approval of Agent, Trustee shall have the right to take any and all of the following actions:  (a) to select, employ and consult with counsel (who may be, but need not be, counsel for Agent) upon any matters arising hereunder, including the preparation, execution and interpretation of the Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (b) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his or her agents or attorneys, (c) to select and employ, in and about the execution of his or her duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee (and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee’s gross negligence or bad faith), and (d) any and all other lawful action that Agent may instruct Trustee to take to protect or enforce Agent’s rights hereunder.  Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property.  Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine.  Trustee shall be entitled to reimbursement for expenses incurred by Trustee in the performance of Trustee’s duties hereunder and to reasonable compensation for such of Trustee’s services hereunder as shall be rendered.  Grantor will, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and save and hold Trustee harmless against, any and all liability and expenses which may be incurred by Trustee in the performance of Trustee’s duties.

6.2. Substitute Trustee.  The Trustee may resign by an instrument in writing addressed to Agent, or Trustee may be removed at any time with or without cause by an instrument in writing executed by Agent.  In case of the death, resignation, removal, or disqualification of Trustee, or if for any reason Agent shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then Agent shall have the right and is hereby authorized and empowered to appoint a successor trustee(s), or a substitute trustee(s), without other formality than appointment and designation in writing executed by Agent and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the Secured Obligations has been paid in full, or until the Property is fully and finally sold hereunder.  If Agent is a corporation or association and such appointment is executed on its behalf by an officer of such corporation or association, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior

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officer of the corporation or association.  Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Property shall vest in the named successor or substitute Trustee(s) and he shall thereupon succeed to, and shall hold, possess and execute, all the rights, powers, privileges, immunities and duties herein conferred upon Trustee.  Any substitute trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its, his or her predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Agent or of the substitute trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute trustee so appointed in such Trustee’s place.  Should any deed, conveyance, or instrument of any nature be required from Grantor by any Trustee or substitute Trustee to more fully and certainly vest in and confirm to Trustee or substitute Trustee such estates, rights, powers, and duties, then, upon request by Trustee or substitute trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Grantor.  All references herein to “Trustee” shall be deemed to refer to Trustee (including any successor(s) or substitute(s) appointed and designated as herein provided) from time to time acting hereunder.

6.3. No Liability of Trustee.  The Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever (including Trustee’s negligence), except for Trustee’s gross negligence or willful misconduct.  The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine.  By accepting or approving anything required to be observed, performed, or fulfilled or to be given to Trustee or Agent pursuant to the Loan Documents, including, without limitation, any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, neither Trustee nor Agent shall be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision, or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or affirmation with respect thereto by Trustee or Agent.  All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder.  Grantor hereby ratifies and confirms any and all acts which the herein named Trustee or its successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof.  Grantor will reimburse Trustee for, and save him harmless against, any and all liability and expenses which may be incurred by him in the performance of its duties.  The foregoing indemnity shall not terminate upon discharge of the Secured Obligations or foreclosure, release or other termination hereof.

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ARTICLE SEVEN

STATE SPECIFIC PROVISIONS

7.1. Principles of Construction.  In the event of any inconsistencies between the terms and conditions of this ARTICLE VII and the terms and conditions of this Deed of Trust, the terms and conditions of this ARTICLE VII shall control and be binding.

(a) Commercial Loan/No Agricultural Purpose.  Grantor acknowledges that this Deed of Trust was granted to secure a commercial loan as provided in Revised Code of Washington §61.24.030(2) and that the Premises are not used principally for agricultural purposes.

(b) Trustee’s Street Address.  Trustee’s street address where personal service of process may be made is Page 1 hereof.

(c) Future Advances Secured..  This Deed of Trust is secures all future advances pursuant to Revised Code of Washington § 60.04.226, and any and all such advances shall have the same priority as the funds initially advanced under the Secured Obligations regardless of when the same are disbursed or whether they are obligatory.  All persons who may have or acquire an interest in the Property are hereby deemed to have notice of the terms of the Secured Obligations and that this Deed of Trust secures future advances, and to have notice, if provided therein, that: (a) the Note or any other Secured Obligation may permit borrowing, repayment and reborrowing and (b) the rate of interest on one or more of the Secured Obligations may vary from time to time.  Funds may be advanced by Beneficiary, repaid by Grantor and subsequently readvanced by Beneficiary.  In addition, and absent default under the terms of the Secured Obligations, all advances thereunder by Beneficiary are obligatory and are secured by this Deed of Trust.  All such obligatory advances shall have the same priority as the funds initially advanced under any such Secured Obligation.

(d) Security Agreement or Pledge.  This Deed of Trust constitutes a security agreement under Revised Code of Washington 62A.9A et seq. of the Applicable UCC on the date hereof, covering all Fixtures and Land and, to the extent not covered by such Applicable UCC, a common law pledge.

(e) Power of Sale.  If an Event of Default shall have occurred and is continuing, Trustee, either with or without entry or taking possession as provided in this Deed of Trust or otherwise, and without regard to whether or not Indebtedness shall have been accelerated, and without prejudice to the right of Trustee, thereafter to bring an action of foreclosure or any other action for any default existing at the time such earlier action was commenced or arising thereafter, may sell or offer for sale the Property, in such portions, order and parcels as Trustee may determine, with or without having first taken possession of same, to the highest bidder for cash in lawful money of the United States at public auction in accordance with applicable law, or the UCC, and in the event of a sale, by foreclosure or otherwise, of less

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than all of the Property, this Deed of Trust shall continue as a lien and security interest on the remaining portion of the Property.  Trustee may postpone any sale by public announcement at the time and place noticed for the sale.  If the Property consists of several lots, parcels or items of property, Trustee may, in its sole discretion and to the extent permitted by applicable law:  (i) designate the order in which such lots, parcels or items shall be offered for sale or sales, or (ii) elect to sell such lots, parcels or items through a single sale, or through two or more successive sales or in any other manner Trustee or Agent, as the case may be, deems in its best interest.  Should Trustee desire that more than one sale or other disposition of the Property or any portion thereof be conducted simultaneously, or successively, on the same day, or at such different days or times and in such order as Trustee may deem to be in its best interests, no such sale shall terminate or otherwise affect the lien and security interest of this Deed of Trust on any part of the Property not sold until all the Indebtedness has been fully satisfied.  Grantor shall pay the costs and expenses of any sale of the Property, whether one or more, and of any judicial proceedings wherein the same may be made, and shall pay all expenses, liabilities and advances made or incurred by Trustee in connection with such sale or sales, together with interest on all such advances made by Trustee at the Default Rate.  Upon any sale hereunder, Trustee shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold, but without any covenant or warranty whatsoever, express or implied, whereupon such purchaser or purchasers shall be let into immediate possession; and the recitals in any such deed or deeds of facts, such as default, the giving of notice of default and notice of sale, and other facts affecting the regularity or validity of such sale or disposition, shall be conclusive proof of the truth of such facts; and any such deed or deeds shall be conclusive against all persons as to such facts recited therein.

(f) Trustee's Acceptance of Trust.  Trustee accepts this trust upon recordation of this Deed of Trust as provided by law.  Except as provided by law, Trustee is not obligated to notify any party of a pending sale under this Deed of Trust or of a pending or threatened action, claim or litigation before a legal, equitable or administrative tribunal having proper jurisdiction in which Grantor, Beneficiary or Trustee is a party.  Beneficiary may from time to time unilaterally substitute a successor to Trustee by a recordable or other instrument of substitution complying with any applicable requirements of law, or, in the absence of any such requirement, without other formality than appointment and designation in writing.  The recorded instrument of substitution will be conclusive proof of proper substitution of a new trustee which or who will, without conveyance from predecessor trustee, succeed to all of the predecessor trustee's title, estate, rights, powers and duties.

(g) NOTICE REGARDING ORAL AGREEMENTS.  NOTICE IS HEREBY GIVEN THAT ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, MODIFY LOAN TERMS OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

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(Signature Page to Deed of Trust, Assignment of Rents,

Security Agreement and Fixture Filing)

IN WITNESS WHEREOF, this Deed of Trust has been executed by Grantor as of the day and year first above written.

EMERICHIP WALLA WALLA LLC, a Delaware limited liability company
By: EMERITUS CORPORATION, a Washington corporation
Its: Sole Member
     By:  /s/  Eric Mendelsohn
            Eric Mendelsohn
                    Senior Vice President Corporate Development

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(Notary Page to Deed of Trust, Assignment of Rents,
Security Agreement and Fixture Filing)

STATE OF ________________                                                                )
)         ss.
COUNTY OF  _______________                                                                           )

On this day personally appeared before me Eric Mendelsohn, to me known to be the Senior Vice President of Corporate Development of Emeritus Corporation, a Washington corporation, the Sole Member of EMERICHIP WALLA WALLA LLC, the limited liability company that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said company, for the uses and purposes therein mentioned, and on oath stated that he or she was authorized to execute the same instrument.

GIVEN under my hand and official seal this _____ day of _______________, 2012.

(print notary's name)

Notary Public in and for the State of Washington,
residing at
My commission expires:  _______________________.

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EXHIBIT A

LEGAL DESCRIPTION

TAX PARCEL NUMBER(S):  36-07-31-21-0004

COMMON ADDRESS:  1460 DALLES MILITARY ROAD, WALLA WALLA,
                                      WASHINGTON 99362

LOT A OF SHORT PLAT RECORDED JUNE 7, 1995 IN VOLUME 3 OF SHORT PLATS AT PAGE 39, UNDER AUDITOR’S FILE NO. 9505180, RECORDS OF WALLA WALLA COUNTY, WASHINGTON.

A-1
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